FRANKLIN RESOURCES, INC. Franklin Resources, Inc. Third Quarter Results July 30, 2012 Exhibit 99.2

FRANKLIN RESOURCES, INC. Forward-Looking Statements Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and Franklin’s subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our AUM, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation, failure or security breach of our software applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income; (8) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (11) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (12) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of AUM, potentially negatively impacting our revenues and income; (14) we could suffer losses in our revenues and income if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) our revenues and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise; (20) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (22) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business; and (23) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. 2

FRANKLIN RESOURCES, INC. Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s President and Chief Executive Officer Greg Johnson and Executive Vice President and Chief Financial Officer Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre-recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 32845775, any time through August 29, 2012. Access to the live teleconference will be available at franklinresources.com or by dialing (888) 895-5271 in the U.S. and Canada or (847) 619-6547 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 32845773, after 7:00 p.m. Eastern Time today through August 29, 2012. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312- 4091 or Corporate Communications at (650) 312-2245. 3

FRANKLIN RESOURCES, INC. Highlights • Relative investment performance remains solid over the 1-, 3-, 5- and 10-year periods • Long-term net new flows were $4.7 billion, reflecting continued penetration of our global investment capabilities into institutional distribution channels • Combination of opportunistic share repurchases and cash dividends have returned $1.7 billion, 92% of net income attributable to Franklin Resources, Inc., to shareholders over the trailing four quarters 4

FRANKLIN RESOURCES, INC. Investment Performance

FRANKLIN RESOURCES, INC. Investment Performance – Lipper Rankings of U.S.-Registered Long-Term Mutual Funds1 Franklin Templeton 6 By Category Percentage of Assets in the Top Two Quartiles As of June 30, 2012 1. Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 155 peer groups of U.S. retail mutual funds, and the groups vary in size from 8 to 1,094 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered. Performance quoted above represents past performance, which cannot predict or guarantee future results. June 30, 2012 March 31, 2012 Franklin Equity Taxable Fixed Income Mutual Series Equity Templeton Equity Tax-Free Fixed Income 10-Year 5-Year 3-Year 1-Year 75% 3% 69% 27% 77% 81% 71% 12% 66% 71% 82% 21% 68% 80% 92% 82% 67% 92% 81% 100% 57% 69% 77% 86% 46% 70% 83% 94% 1-YEAR 3-YEAR 5-YEAR 10-YEAR

FRANKLIN RESOURCES, INC. Assets Under Management and Flows

FRANKLIN RESOURCES, INC. Assets Under Management End of Period 8 Simple Monthly Average (in US$ billions, for the three months ended) 734.2 659.9 670.3 725.7 707.1 6/11 9/11 12/11 3/12 6/12 726.7 714.4 675.0 706.9 710.7 6/11 9/11 12/11 3/12 6/12

FRANKLIN RESOURCES, INC. United States 66% Europe, the Middle East and Africa 16% Asia-Pacific 10% Canada 4% Latin America1 4% Equity 39% Hybrid 15% Fixed-Income 45% Cash Mgmt 1% Assets Under Management By Investment Objective 9 By Sales Region As of June 30, 2012 As of June 30, 2012 (in billions) 1. Latin America sales region includes North America-based advisors serving non-resident clients. (in billions) 30-Jun-12 31-Mar-12 % Change Equity $ 278.6 $ 299.9 (7%) Hybrid 103.2 103.5 0% Fixed-Income 319.5 316.6 1% Cash Management 5.8 5.7 2% Total $ 707.1 $ 725.7 (3%) (in billions) 30-Jun-12 31-Mar-12 % Change United States $ 465.7 $ 472.3 (1%) Europe, the Middle East and Africa 111.2 117.0 (5%) Asia-Pacific 73.5 75.8 (3%) Canada 31.3 33.5 (7%) Latin America1 25.4 27.1 (6%) Total $ 707.1 $ 725.7 (3%)

FRANKLIN RESOURCES, INC. 9.6 (87.6) 27.2 50.9 (22.5) 6/11 9/11 12/11 3/12 6/12 Market Appreciation (Depreciation) and Long-Term Flows Summary 10 (in US$ billions, for the three months ended) Long-Term Flows1 1. Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. The quarter ended December 31, 2011 includes long-term redemptions in white and net new flows in orange, adjusted for an advisory account redemption of $11.1 billion. Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Adjusted Long-Term Net New Flows Appreciation (Depreciation) and Other (14.9) 57.4 52.9 38.2 48.5 41.6 (35.9) (49.7) (53.0) (42.7) (36.8) (41.9) (3.8) 21.4 2.5 (14.9) 6.0 4.7 6/11 9/11 12/11 3/12 6/12

FRANKLIN RESOURCES, INC. 31.6 28.7 17.0 23.3 18.2 (17.3) (24.9) (19.9) (22.0) (16.4) 6/11 9/11 12/11 3/12 6/12 25.8 24.2 21.2 25.2 23.4 (18.6) (24.8) (33.1) (20.7) (20.4) (22.0) 6/11 9/11 12/11 3/12 6/12 United States and International Flows1 United States2 11 (in US$ billions, for the three months ended) International 1. Sales and redemptions from North America-based advisors serving non-resident clients that were previously included in United States have been reclassified as International. 2. The quarter ended December 31, 2011 includes long-term redemptions in white, adjusted for an advisory account redemption of $11.1 billion. Long-Term Sales Long-Term Redemptions Long-Term Sales Long-Term Redemptions

FRANKLIN RESOURCES, INC. Net New Flows by Investment Objective (in billions, for the three months ended) 12 NM = not meaningful 30-Jun-12 31-Mar-12 Jun-12 vs. Mar-12 30-Jun-11 Jun-12 vs. Jun-11 Equity sales 13.5$ 16.5$ (18%) 16.7$ (19%) Equity redemptions (14.2) (16.1) (12%) (16.7) (15%) Equity net exchanges (0.4) - NM (0.3) 33% Equity Net New Flows (1.1) 0.4 NM (0.3) 267% Hybrid sales 4.5 5.5 (18%) 5.6 (20%) Hybrid redemptions (4.3) (3.5) 23% (4.1) 5% Hybrid net exchanges 0.1 0.2 (50%) 0.1 0% Hybrid Net New Flows 0.3 2.2 (86%) 1.6 (81%) Fixed-income sales 23.6 26.5 (11%) 35.1 (33%) Fixed-income redemptions (18.3) (23.1) (21%) (15.1) 21% Fixed-income net exchanges 0.2 - NM 0.1 100% Fixed-Income Net New Flows 5.5 3.4 62% 20.1 (73%) Cash Management Net New Flows 0.1 (0.4) NM 0.3 (67%) Total Net New Flows 4.8$ 5.6$ (14%) 21.7$ (78%)

FRANKLIN RESOURCES, INC. Operating Results and Capital Management

FRANKLIN RESOURCES, INC. Quarterly Financial Highlights Operating and Net Income1 14 Unaudited Diluted Earnings Per Share (in US$ millions, except per share data, for the three months ended) 1. Net Income attributable to Franklin Resources, Inc. Operating Income Net Income1 683 688 632 617 643 503 416 481 503 455 6/11 9/11 12/11 3/12 6/12 $2.26 $1.88 $2.20 $2.32 $2.12 6/11 9/11 12/11 3/12 6/12

FRANKLIN RESOURCES, INC. Operating Revenues (in millions, for the three months ended) 15 Unaudited 30-Jun-12 31-Mar-12 Jun-12 vs. Mar-12 31-Dec-11 30-Sep-11 30-Jun-11 Jun-12 vs. Jun-11 Investment management fees 1,114.4$ 1,126.4$ (1%) 1,075.1$ 1,193.2$ 1,169.0$ (5%) Sales and distribution fees 569.2 585.9 (3%) 524.3 556.0 594.2 (4%) Shareholder servicing fees 77.3 76.7 1% 75.4 75.5 77.5 (0%) Other, net 22.7 10.3 120% 27.1 12.4 12.3 85% Total Operating Revenues 1,783.6$ 1,799.3$ (1%) 1,701.9$ 1,837.1$ 1,853.0$ (4%)

FRANKLIN RESOURCES, INC. Operating Expenses (in millions, for the three months ended) 16 Unaudited 30-Jun-12 31-Mar-12 Jun-12 vs. Mar-12 31-Dec-11 30-Sep-11 30-Jun-11 Jun-12 vs. Jun-11 Sales, distribution and marketing 692.0$ 715.5$ (3%) 630.6$ 669.4$ 719.3$ (4%) Compensation and benefits 314.6 323.0 (3%) 300.4 309.4 313.6 0% Information systems and technology 44.1 43.3 2% 41.4 50.0 41.3 7% Occupancy 31.5 31.9 (1%) 31.8 35.3 32.1 (2%) General, administrative and other 58.4 68.5 (15%) 65.3 84.6 64.0 (9%) Total Operating Expenses 1,140.6$ 1,182.2$ (4%) 1,069.5$ 1,148.7$ 1,170.3$ (3%)

FRANKLIN RESOURCES, INC. Associated Financial Statement Components1 $19.8 Million ($47.9) Million Cash and cash equivalents, investment securities, available-for-sale and investment securities, trading excluding those held by consolidated SIP Investments in equity method investees Investment securities, available- for-sale Investment securities, trading, excluding those held by consolidated SIP Commercial paper, long- term debt and deferred taxes Miscellaneous non-operating income, including foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency Investment securities, trading held by consolidated SIP Non-current investment securities held by consolidated SIP Investments of consolidated variable interest entities (VIE) Related noncontrolling interests attributable to third-party investors Other Income – U.S. GAAP (in US$ millions, for the three months ended June 30, 2012) 17 1. Excludes Banking/Finance. 2. Reflects the portion of noncontrolling interests related to consolidated sponsored investment products and variable interest entities included in Other income. Unaudited Dividend and interest income Equity method investments Available- for-sale investments Trading investments, excluding consolidated sponsored investment products (SIP) Interest expense Other Trading investments, consolidated SIP Non-current investments, consolidated SIP Consolidated variable interest entities Total other income Noncontrolling interests2 Other income, net of noncontrolling interests 72.8 77.7 10.2 (11.3) 5.0 3.1 (10.1) 22.9 (47.5) 1.0 (1.4) (28.1) 26.9 (1.2)

FRANKLIN RESOURCES, INC. 30-Jun-12 Dividend and interest income $ (0.3) Equity method investments 0.7 Available-for-sale investments 0.0 Trading investments, excluding consolidated SIP 1.3 Interest expense (1.0) Other 0.0 Trading investments, consolidated SIP (47.5) Non-current investments, consolidated SIP 1.0 Consolidated VIE (1.4) Total $ (47.2) Consolidation of Sponsored Investment Products and Variable Interest Entities Summary SIP and VIE Related Adjustments 18 Impact to Other Income (in millions, for the three months ended) The tables below summarize the impact of consolidating sponsored investment products and variable interest entities on the Company’s reported U.S. GAAP operating results. 30-Jun-12 31-Mar-12 Operating Revenues (slide 15) $ 3.9 $ (2.6) Operating Expenses (slide 16) (1.0) 6.2 Operating Income 4.9 (8.8) Other Income (slide 17) (47.2) 18.1 Net Income (slide 19) (42.3) 9.3 Less: noncontrolling interests (slide 19) (25.2) (12.9) Net Income Attributable to Franklin Resources, Inc. (Slide 19) $ (17.1) $ 22.2 Unaudited

FRANKLIN RESOURCES, INC. Operating Results (in millions, except per share data, for the three months ended) 19 Unaudited 30-Jun-12 31-Mar-12 Jun-12 vs. Mar-12 31-Dec-11 30-Sep-11 30-Jun-11 Jun-12 vs. Jun-11 Income Before Taxes 614.9$ 689.9$ (11%) 695.0$ 560.8$ 687.1$ (11%) Taxes on income 184.9 202.1 (9%) 201.3 203.9 208.9 (11%) Net Income 430.0 487.8 (12%) 493.7 356.9 478.2 (10%) LESS: NET INCOME (LOSS) ATTRIBUTABLE TO Nonredeemable noncontrolling interests (24.2) (15.9) 52% 10.1 (57.6) (24.5) (1%) Redeemable noncontrolling interests (1.1) 0.5 NM 2.8 (1.5) (0.6) 83% Net Income Attributable to Franklin Resources, Inc. 455.3$ 503.2$ (10%) 480.8$ 416.0$ 503.3$ (10%) Less: Allocation of earnings to participating nonvested stock and stock unit awards 3.1 3.4 (9%) 3.3 1.7 2.9 7% Net Income Available to Common Stockholders 452.2$ 499.8$ (10%) 477.5$ 414.3$ 500.4$ (10%) AVERAGE SHARES OUTSTANDING (IN THOUSANDS) Basic 213,097 214,520 (1%) 216,143 218,989 220,313 (3%) Diluted 213,641 215,111 (1%) 216,727 219,840 221,284 (3%) EARNINGS PER SHARE Basic $2.12 $2.33 (9%) $2.21 $1.89 $2.27 (7%) Diluted $2.12 $2.32 (9%) $2.20 $1.88 $2.26 (6%)

FRANKLIN RESOURCES, INC. Profitability Operating Margin 20 Return on Average AUM1 1. Return on average AUM is net income attributable to Franklin Resources, Inc., divided by simple monthly average assets under management. The fiscal year-to-date (FYTD) period is annualized. bps = basis points (for the fiscal period) 33.5% 37.3% 35.8% FY 2010 FY 2011 FYTD 2012 25.3 bps 27.7 bps 27.6 bps FY 2010 FY 2011 FYTD 2012

FRANKLIN RESOURCES, INC. Capital Management 21 (in US$ billions, except as noted, as of and for the period ended) 1. U.S. asset managers include AB, AMG, APO, ART, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OZM, PZN, TROW, WDR and WETF. Source: Thomson Reuters and company reports. 2. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. 3. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. 4. Net cash and investments excludes non-Franklin Resources, Inc. interests in consolidated sponsored investments products and consolidated variable interest entities, banking/finance and is net of commercial paper and notes issued by Franklin Resources, Inc. Unaudited Change in Ending Shares Outstanding Trailing 12 Months Payout Ratio Net Cash & Investments4  BEN  U.S. Asset Managers Average (ex-BEN)1 U.S. Asset Managers (ex-BEN)1: 3% Compound Annual Dilution -15% -10% -5% 0% 5% 10% 15% 20% 6/07 12/07 6/08 12/08 6/09 12/09 6/10 12/10 6/11 12/11 6/12  Dividend Payout2  Repurchase Payout3 11% 11% 34% 35% 36% 42% 50% 55% 50% 56% 53% 61% 89% 85% 92% 6/11 9/11 12/11 3/12 6/12 BEN: 3% Compound Annual Accretion 6.1 6.0 5.6 6.0 6.1 6/11 9/11 12/11 3/12 6/12